UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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GI DYNAMICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GI DYNAMICS, INC.

320 Congress Street, Floor 3

Boston, MA 02210

SUPPLEMENT NO. 2 TO DEFINITIVE PROXY STATEMENT

NOTICE OF POSTPONEMENT OF SPECIAL MEETING OF STOCKHOLDERS

TO JUNE 21, 2020 (AEST)

JUNE 20, 2020 (EDT)

June 15, 2020

Dear Stockholder:

On May 26, 2020, we mailed to you a definitive proxy statement dated May 26, 2020 (the “Definitive Proxy Statement”) relating to the Special Meeting of Stockholders (the “Special Meeting”) of GI Dynamics, Inc., a Delaware corporation (“GI Dynamics” or the “Company”), originally scheduled to be held on June 7, 2020, at 6:00 p.m., United States Eastern Daylight Time (“EDT”) which is June 8, 2020, at 8:00 a.m., Australian Eastern Standard Time (“AEST”), to consider and vote upon proposals to (i) approve the delisting of the Company from the official list (the “Official List”) of the Australian Securities Exchange (the “ASX”) on a date that is not less than one month from the date on which the delisting is approved by stockholders for the purposes of ASX Listing Rule 17.11 and for all other purposes, and that the Company’s Board of Directors (the “Board”) be authorized to do all things reasonably necessary to give effect to the delisting of the Company from the Official List (the “ASX Delisting Proposal”); and (ii) authorize the adjournment of the Special Meeting, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the ASX Delisting Proposal (the “Adjournment Proposal”). On June 5, 2020, the Special Meeting was postponed to June 16, 2020 at 6:00 p.m., EDT, which is June 17, 2020 at 8:00 a.m., AEST, as set forth in Supplement No. 1 to the Definitive Proxy Statement (“Supplement No. 1”).

The Company has decided to further postpone the Special Meeting to June 20, 2020 at 6:00 p.m., EDT, which is June 21, 2020 at 8:00 a.m., AEST, in order to provide stockholders with an update on the Company’s current financing plans given developments that have occurred since the mailing of the Definitive Proxy Statement. The record date for the Special Meeting has not changed as a result of the postponement and remains fixed at April 21, 2020 (the “Record Date”). This means that only holders of the Company’s common stock or CHESS Depositary Interests (“CDIs”) as of the Record Date are entitled to vote at the Special Meeting. In addition, the information related to accessing the virtual meeting remains unchanged. The Special Meeting will be held as a webcast via the online platform at https://agmlive.link/GID20 and details on how to access the meeting can be found on the Company’s website or within the Definitive Proxy Statement.

The information contained in this supplement should be read in conjunction with the Definitive Proxy Statement and Supplement No. 1.

Reasons for Postponement

The Board believes that the Potential Financing (as defined in the Definitive Proxy Statement) will not proceed and the Company currently has not agreed to any alternative financing arrangements. As a result, the Board has decided to further postpone the Special Meeting in anticipation that it will be able to shortly provide more clarity to stockholders with respect to: a) the terms of a significant alternative financing, if one is agreed to; and, b) the status of the June 2017 Senior Secured Convertible Note (the “2017 Note”) held by Crystal Amber Fund Limited, for which the maturity date was recently extended to June 15, 2020, EDT.

While the Company anticipates being able to update stockholders on these matters prior to June 16, 2020 at 6:00 pm, EDT, which is June 17, 2020 at 8:00 am, AEST, the Board is concerned that stockholders will not have sufficient time in which to absorb the information provided in the update and to then determine how to vote on the ASX Delisting Proposal or whether to change an existing vote. By further postponing the Special Meeting the Board believes that stockholders will be provided with a reasonable period in which to consider the information and to then make an informed vote with respect to the ASX Delisting Proposal.

The Company will make further announcements regarding the above matters prior to the new date for the Special Meeting.

It is important that stockholders note, however, that the postponement of the Special Meeting is not a guarantee that either a significant financing or restructuring of the 2017 Note will be able to be achieved on terms acceptable to the Company prior to the Special Meeting or at all.

Voting Instructions

If you held shares of common stock on the Record Date and have not yet voted, you may do so now using the directions provided in the Proxy Statement. If you held shares of common stock on the Record Date and have already voted, you may change your vote or revoke your proxy at any time before the Special Meeting in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed in the Definitive Proxy Statement;

●	by re-voting by Internet as instructed in the Definitive Proxy Statement;

●	by notifying the Company’s corporate secretary in writing at GI Dynamics, Inc., 320 Congress Street, Boston, MA 02210, U.S.A., Attention: Corporate Secretary, before the Special Meeting that you have revoked your proxy; or

●	by virtually attending the Special Meeting, revoking your proxy and voting via the online platform at https://agmlive.link/GID20. Virtual attendance at the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request during the Special Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee.

If you held CDIs on the Record Date and you have not yet directed CDN to vote by completing the CDI Voting Instruction Form, you may do so prior to 8:00 a.m. AEST on June 18, 2020 (which is 6:00 p.m. EDT on June 17, 2020). If you held CDIs on the Record Date and you have already directed CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 8:00 a.m. AEST on June 18, 2020 (which is 6:00 p.m. EDT on June 17, 2020).

Your vote is very important. The Company cannot delist from the Official List unless the ASX Delisting Proposal receives the affirmative vote of at least 75% of the votes cast by stockholders present in person or represented by proxy at the Special Meeting. If you have already voted your shares of common stock or directed CDN to vote your CDIs by completing the CDI Voting Instruction Form and you do not desire to change your vote, your prior vote will remain voted without additional action.

After careful consideration, our board of directors has unanimously recommends that our stockholders vote FOR the ASX Delisting Proposal and FOR the Adjournment Proposal presented to our stockholders in the Definitive Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles R. Carter
Chief Financial Officer, Secretary, and Treasurer
Boston, Massachusetts